Inventories	9 Months Ended
Sep. 30, 2020
Classes Of Inventories [Abstract]
Inventories

12. INVENTORIES

As at March 31, 2020, the Company recorded $588 million in non-cash inventory write-downs of its crude oil blend, condensate and refined product inventory. Subsequently, $543 million of inventory that was written down at the end of March was sold and the loss was realized. For the nine months ended September 30, 2020, the Company reversed $39 million of the inventory write-downs related to March product inventories that was still on hand due to improved refined product and crude oil prices.

As at December 31, 2019, the Company recorded a $25 million write-down in refined product inventory.